UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04010

                                OCM Mutual Fund
               (Exact name of registrant as specified in charter)

                              2600 Kitty Hawk Road
                                   Suite 119
                              Livermore, CA 94551
              (Address of principal executive offices) (Zip code)


                               Gregory M. Orrell
                         Orrell Capital Management, Inc
                              2600 Kitty Hawk Road
                                   Suite 119
                              Livermore, CA 94551
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (925) 455-0802

                      Date of fiscal year end: November 30
                  Date of reporting period: November 30, 2014

ITEM 1. REPORT TO STOCKHOLDERS.




                                                                 -------------
                                                                 OCM GOLD FUND
                                                                 =============












                                                                 ANNUAL REPORT
                                                               NOVEMBER 30, 2014

                                             ANNUAL REPORT
NOVEMBER 30, 2014



Dear Fellow Shareholder:

After a promising start to the fiscal year, gold bullion priced in U.S. dollars and shares of gold mining companies retreated in the face of robust U.S. equity and bond markets. The historical negative correlation of gold assets to financial assets reached levels not seen since the height of the technology bubble in 2000, as illustrated by the S&P 500 and Philadelphia Gold and Silver Share Index ratio (see chart gold mining companies are represented by the XAU). For the fiscal year ended November 30, 2014, the OCM Gold Fund Investor Class declined 11.49% (-15.47% after maximum sales load) while the Advisor Class declined 10.74% for the period. In comparison, the Philadelphia Gold and Silver Share Index (XAU)(1) posted a negative return of 19.90% over the same period, whereas the S&P 500 Index(2) posted a positive return of 16.86%. The gold bullion price (London PM fix) for the twelve month period was down 5.61%. Your Fund's investment strategy of focusing on management teams exhibiting a track record of delivering disciplined returns on capital allowed it to outperform the XAU over the past fiscal year.

                                   S&P/XAU Ratio
                                   --------------
                        12/23/1983              1.464382
                        12/23/85                2.596111
                        12/23/87                2.276694
                        12/23/89                2.946719
                        12/23/91                5.468317
                        12/23/93                3.536123
                        12/23/95                5.114848
                        12/23/97                12.55813
                        12/23/99                21.61615
                        12/23/2001              20.95639
                        12/23/03                10.12495
                        12/23/05                 9.74998
                        12/23/07                7.580035
                        12/23/09                6.627637
                        12/23/11                6.827002
                        12/23/13                21.14014


MARKET COMMENTARY
Suspicion may lurk, but confidence in central banking and financial instruments persists as evidenced by the strong performance of global bond and equity markets, specifically the U.S. market over the past year. Zero interest rate policies and printing press money (quantitative easing or QE) has been the catalyst for these rising asset prices. With the exception of Germany, central bankers of the developed world are assuming, in our opinion, that rising asset prices support the economy and lead to job creation and sustainable economic growth. The problem, as we see it, is that policy makers and markets are casting aside the risks and uncertainties associated with extreme monetary policies creating the perception that QE has worked with limited fallout. This unwarranted confidence, we believe, comes from the conviction that if economic growth slows the remedy is simply another round of printing press money. The result is that politicians defer to central bankers rather than enacting politically challenging structural reforms to spur sustainable economic growth, in our opinion.

With the exception of the U.S. dollar, gold appreciated versus all other currencies in 2014. Slower global economic growth outside the U.S. has led to competitive currency devaluations; the most notable being put forward by the Bank of Japan as it embarks on a second major program of printing yen and purchasing assets in order to stimulate its economy and fight deflation. The gold price in terms of yen soared approximately 14% during calendar year 2014. The European Central Bank (ECB) announced on January 22, 2015 that it would take the QE baton, as Europe finds itself mired in a recession outside of Germany, likely in part due to western sanctions against Russia for its Ukraine involvement. ECB president, Mario Draghi, maintains he will do "whatever it takes" to defend the euro and stimulate the economy and fight off deflationary forces in Europe. With Greece apparently in need of another bailout, along with the slowing European economy, and the euro steadily losing ground to the dollar over the past year, euro holders apparently were fearing a major move by the ECB to debase the currency. In our opinion, these fearful euro holders are correct, and the $60 billion euro bond buying program announced on January 22, 2015 will continue the euro's decline.

The Swiss National Bank (SNB) shocked markets on January 15, 2015, with the announcement that it was discontinuing its support policy of pegging the euro to the Swiss franc exchange rate. Faced with a tsunami of euros seeking shelter in anticipation of the ECB bond buying program announcement, the SNB was left with little choice but to remove the 1.20 Swiss franc to euro peg. The Swiss balance sheet has grown from 100b francs to 525b francs since 2008 and there is little room for further expansion and/or the appetite to stand in and be the "buyer of last resort" of the euro. Ironically, six weeks earlier the SNB successfully lobbied vehemently against a referendum put forward by a group of Swiss nationals looking to stabilize the Swiss franc by requiring the SNB to hold 20% of its assets in gold bullion. At the time, the SNB stated the proposal would handcuff monetary policy, specifically implying the 1.20 peg to euro. The move by the SNB echoes President Nixon's decision to close the gold window in 1971 or lose all U.S. gold to foreign redemption. Gresham's law, "bad money drives out good," appears to be in effect, in our opinion, as euros are set to become plentiful and undervalued currency disappears from circulation making overvalued money abundant.

The seemingly unending supply of cheap money provided by central banks globally would suggest deflation should not be an issue, but rather inflation should be the concern from excessive liquidity. Nonetheless, collapsing oil, iron ore and now copper prices are exacerbating deflationary fears as slow to zero GDP growth in Europe coupled with slower growth in BRIC countries (Brazil, Russia, India and China) is countering U.S. economic growth that now appears challenged by a contracting energy sector.

US DOLLAR/GOLD PRICE                            EURO/GOLD PRICE
----------------------                          -----------------------
01/03/2011     1,405.5                          01/03/2011      1,051.9
01/03/2012     1,598.0                          01/03/2012      1,224.2
01/03/2013     1,679.5                          01/03/2013      1,282.5
01/03/2014     1,234.5                          01/03/2014       906.8
01/03/2015     1,172.0                          01/03/2015       974.2


JAPANESE YEN/GOLD PRICE                            RUSSIAN RUBLE/GOLD PRICE
-------------------------                          ------------------------
01/03/2011      114,822.3                          01/01/2009   26,557.8
01/03/2012      122,646.5                          01/01/2010   32,965.9
01/03/2013      145,847.8                          01/01/2011   42,990.0
01/03/2014      128,974.4                          01/01/2012   49,180.3
01/03/2015      140,880.2                          01/01/2013   50.633.3
                                                   01/01/2014   39,579.9
                                                   01/01/2015   72,360.0

The dilemma that has surfaced for central bankers is that the abundant availability of low cost capital has led to expanded global supply of goods and services greater than the global economy can absorb. A period of malinvestment has taken place that appears to need a natural business cycle cleansing, not additional printing press money to create more capacity. Policy makers deflationary fears stem from the understanding that servicing debt with harder to earn dollars in a deflationary environment dramatically increases credit and default risk that may lead to systemic risk, especially in light of outstanding global debt reaching $100 trillion, up 40% since 2008. Consequently, we hear the mantra put forth by global central banks to create 2 percent inflation at whatever measures and cost necessary. Perhaps it will come down to dropping money out of the helicopter, as former Fed Chairman Ben Bernanke once figuratively put forth as a possible policy response to deflation.

With monetary risks from central bank actions appearing elevated, geopolitical risk levels are also high with tensions approaching cold war status following western sanctions against Russia for its annexation of Crimea in Ukraine. Russia's response to western sanctions includes circling the wagons by enacting trade and military agreements with China and India and vowing to move off U.S. dollar denominated trade with the intent of lessening the utilitarian value of the dollar. This point is reinforced in a speech Vladimir Putin gave in Sochi on October 24, 2014 in which he states, "Sanctions are already undermining the foundations of world trade, the WTO rules and the principle of inviolability of private property. . . [THE AMERICANS] NOW RISK LOSING TRUST AS THE LEADERS OF GLOBALIZATION. [T]HE UNITED STATES PROSPERITY RESTS IN LARGE PART ON THE TRUST OF INVESTORS AND FOREIGN HOLDERS OF DOLLARS AND U.S. SECURITIES. THIS TRUST IS CLEARLY BEING UNDERMINED AND SIGNS OF DISAPPOINTMENT IN THE FRUITS OF GLOBALIZATION ARE VISIBLE NOW IN MANY COUNTRIESE WE ALREADY SEE THAT MORE AND MORE COUNTRIES ARE LOOKING FOR WAYS TO BECOME LESS DEPENDENT ON THE DOLLAR AND ARE SETTING UP ALTERNATIVE FINANCIAL AND PAYMENTS SYSTEMS AND RESERVE CURRENCIES. I THINK THAT OUR AMERICAN FRIENDS ARE QUITE SIMPLY CUTTING THE BRANCH THEY ARE SITTING ON." Following Putin's comments, amid the precipitous drop in oil prices in the later part of 2014, President Obama made subsequent comments regarding lower oil prices having the desired effect of pressuring Russian stability. In our opinion, given these actions and comments, it is clear that a monetary war is at hand and gold may very well have an important role in the end.

The major buyers of gold over the past year include China, India and Russia leading to the absorption of western investment and spec selling of bullion. Vaults in London reportedly lost 1500 tons of gold over the past 12 months. As the drain of bullion from western vaults accelerates, a number of central banks led by the Netherlands, Germany, Belgium and Austria, to name a few, are exhibiting growing weariness as to the sanctity of reserves held abroad and have begun, or are in the process of, repatriating gold reserves. Understanding the leverage in the paper gold market to physical gold trading can range up to 90 to 1, the risk of being the last ounce with multiple pledges of ownership is apparently one of the main concerns.

SHARES OF GOLD MINING COMPANIES
After two years of cost cutting campaigns, the gold mining companies are getting further relief on two fronts, currencies and lower oil prices. Gold mining companies with large open pit operations and/or operating in remote locations that utilize diesel generators are seeing the biggest benefit from lower fuel prices. Additionally, the strength in the U.S. dollar means decreased local operating costs denominated in U.S. dollars in countries, such as Australia, Canada and South Africa. Valuation on shares of gold mining companies from 2008 and 2012 were hampered by rising costs leading investors to become disillusioned with the lack of earnings leverage to rising gold prices. With the tailwind of lower operating costs and higher gold prices, it appears to us gold mining shares are set to retrace some lost ground.

We are of the belief that the supply of newly mined gold is set to shrink materially over the next decade even in the face of significantly higher gold prices. There are two main factors impacting mine supply: (i) the long lead time from discovery to production of seven to 20 years and (ii) the lack of new deposits with acceptable after tax rates of return, despite the high level of exploration expenditures over the past decade. Both of these factors punctuating the scarcity value of gold. With increased options for investors to invest in gold bullion through exchange traded funds (ETFs), gold mining companies are being forced to be more than call options on the price of gold. The business model must now be more disciplined with new mines allowing for repayment of capital, shareholder participation in cash flow through dividends and providing capital for the next generation of mines. In our opinion, the companies that exhibit these characteristics will outperform bullion.

CONCLUSION
We are hard pressed to believe policy makers have a greater understanding of the modern financial system and economy than they did in 2007 leading up to the 2008 financial crisis. In fact, an argument can be made that asset prices are more distorted today than at any time in history due to central bank policies. Therefore, our main thesis for owning and maintaining exposure to gold assets in the face of the strong performance of U.S. equity and bond markets over the past three years is a simple one: the risk that extreme monetary policies pursued by global central bankers since 2008 to manage the global economy will end poorly is exceptionally high. In turn, we believe there will be greater appreciation of gold's monetary attributes should collateral damage take hold, most notably gold is not someone else's liability and it is not easily reproduced like paper currencies. In our opinion, the current depressed valuations for shares of gold mining companies relative to the price of gold creates an opportunistic entry point for investors looking to establish positions or rebalance their portfolios.

We appreciate your shareholding and confidence in the OCM Gold Fund and we look forward to our strategy meeting your long-term investment objectives. Should you have any questions regarding the Fund or gold, please contact your financial adviser or you may contact us directly at 1-800-779-4681. For questions regarding your account, please contact Shareholder Services at 1-800-628-9403.

Sincerely,

/S/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
Portfolio Manager
January 22, 2015


--------------------------------------------------------------------------------

INVESTING IN THE OCM GOLD FUND INVOLVES RISKS INCLUDING THE LOSS OF PRINCIPAL. MANY OF THE COMPANIES IN WHICH THE FUND INVESTS ARE SMALLER CAPITALIZATION COMPANIES WHICH MAY SUBJECT THE FUND TO GREATER RISK THAN SECURITIES OF LARGER, MORE-ESTABLISHED COMPANIES, AS THEY OFTEN HAVE LIMITED PRODUCT LINES, MARKETS OR FINANCIAL RESOURCES AND MAY BE SUBJECT TO MORE-ABRUPT MARKET MOVEMENTS. THE FUND ALSO INVESTS IN SECURITIES OF GOLD AND PRECIOUS METALS WHICH MAY BE SUBJECT TO GREATER PRICE FLUCTUATIONS OVER SHORT PERIODS OF TIME. THE FUND IS A NON-DIVERSIFIED INVESTMENT COMPANY MEANING IT WILL INVEST IN FEWER SECURITIES THAN DIVERSIFIED INVESTMENT COMPANIES AND ITS PERFORMANCE MAY BE MORE VOLATILE. THE FUND CONTAINS INTERNATIONAL SECURITIES THAT MAY PROVIDE THE OPPORTUNITY FOR GREATER RETURN BUT ALSO HAVE SPECIAL RISKS ASSOCIATED WITH FOREIGN INVESTING INCLUDING FLUCTUATIONS IN CURRENCY, GOVERNMENT REGULATION, DIFFERENCES IN ACCOUNTING STANDARDS AND LIQUIDITY.

Investor Class Performance as of November 30, 2014
--------------------------------------------------------------------------------

                                                     Philadelphia Gold
                         OCMGX            OCMGX       and Silver Index
                     (without load)    (with load)      (XAU)(1)      S&P 500(2)
--------------------------------------------------------------------------------

 Six Months              (16.11)%         (19.89)%        (19.15)%       8.58%
--------------------------------------------------------------------------------

 One Year                (11.49)%         (15.47)%        (19.90)%      16.86%
--------------------------------------------------------------------------------

 3 Year Annualized       (27.96)%         (29.06)%        (29.79)%      20.93%
--------------------------------------------------------------------------------

 5 Year Annualized       (13.59)%         (14.38)%        (16.69)%      15.96%
--------------------------------------------------------------------------------

 10 Year Annualized         1.29%            0.83%         (3.13)%       8.06%
--------------------------------------------------------------------------------
Advisor Class Performance as of November 30, 2014
--------------------------------------------------------------------------------

                                               Philadelphia Gold
                                               and Silver Index
                                   OCMAX           (XAU)(1)           S&P 500(2)
--------------------------------------------------------------------------------

 Six Months                        (15.79)%         (19.15)%            8.58%
--------------------------------------------------------------------------------

 One Year                          (10.74)%         (19.90)%           16.86%
--------------------------------------------------------------------------------

 3 Year Annualized                 (27.50)%         (29.79)%           20.93%
--------------------------------------------------------------------------------

 Since Inception Annualized*       (12.49)%         (15.91)%           15.40%
--------------------------------------------------------------------------------

----------------
*  Inception: April 1, 2010

THE PERFORMANCE DATA QUOTED ABOVE REPRESENTS PAST PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED ABOVE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S TOTAL ANNUAL OPERATING EXPENSES FOR THE OCM GOLD FUND INVESTOR CLASS AND ADVISOR CLASS ARE 2.22% AND 1.69% RESPECTIVELY. PLEASE REVIEW THE FUND'S PROSPECTUS FOR MORE INFORMATION REGARDING THE FUND'S FEES AND EXPENSES. FOR PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL TOLL-FREE 800-628-9403. THE RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS BUT DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

-----------------
1 The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitalization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

2 The S&P 500 Index, a registered trademark of McGraw-Hill Co., Inc. is a market capitalization-weighted index of 500 widely held common stocks. You cannot invest directly in an index.

                                 OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2014

--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
          COMMON STOCKS 93.0%
          MAJOR GOLD PRODUCERS 36.2%
  127,250 Agnico-Eagle Mines Ltd. ..............                 $  2,989,103
  152,722 AngloGold Ashanti Ltd. ADR* ..........                    1,307,300
  400,000 Gold Fields Ltd. ADR .................                    1,640,000
  430,000 Goldcorp, Inc. .......................                    8,445,200
  308,200 Kinross Gold Corp.* ..................                      862,960
  100,000 Newmont Mining Corp. .................                    1,840,000
  280,000 Sibanye Gold Ltd. ADR ................                    1,923,600
  250,000 Yamana Gold, Inc. ....................                      945,000
                                                                 ------------
                                                                   19,953,163
                                                                 ------------
          INTERMEDIATE/MID-TIER GOLD PRODUCERS 27.7%
  250,000 Alacer Gold Corp. ....................                      445,999
  145,200 AuRico Gold, Inc. ....................                      499,488
  568,400 B2Gold Corp.* ........................                      924,551
  450,000 Centerra Gold, Inc. ..................                    2,050,284
  360,833 Eldorado Gold Corp. ..................                    2,262,423
  900,000 Endeavour Mining Corp.* ..............                      369,917
  375,000 IAMGOLD Corp.* .......................                      791,250
  122,500 Randgold Resources Ltd. ADR ..........                    7,923,300
                                                                 ------------
                                                                   15,267,212
                                                                 ------------
          JUNIOR GOLD PRODUCERS 5.5%
  100,000 Alamos Gold, Inc. ....................                      686,000
  240,000 Argonaut Gold Ltd.* ..................                      384,084
  300,000 Dundee Precious Metals, Inc.* ........                      747,704
   50,000 Klondex Mines Ltd.* ..................                       80,018
  500,000 Mandalay Resources Corp. .............                      358,548
1,000,000 Wesdome Gold Mines Ltd.* .............                      760,822
                                                                 ------------
                                                                    3,017,176
                                                                 ------------
          EXPLORATION AND DEVELOPMENT COMPANIES 2.5%
  500,000 Amarillo Gold Corp.* .................                       34,980
   73,000 Avala Resources Ltd.* ................                        3,830
  150,000 MAG Silver Corp.* ....................                      949,716
5,600,040 Sutter Gold Mining, Inc.* ............                      391,783
                                                                 ------------
                                                                    1,380,309
                                                                 ------------
          PRIMARY SILVER PRODUCERS 11.9%
  200,000 Fortuna Silver Mines, Inc.* ..........                      780,061
  210,000 Silver Wheaton Corp. .................                    4,146,742
    5,600 Tahoe Resources, Inc.*^ ..............                       89,432
  100,000 Tahoe Resources, Inc.* ...............                    1,554,001
                                                                 ------------
                                                                    6,570,236
                                                                 ------------

--------------------------------------------------------------------------------
Shares                                                                Value
--------------------------------------------------------------------------------
          OTHER 9.2%
   10,200 Franco-Nevada Corp. ..................                 $    510,204
   14,800 Franco-Nevada Corp.^ .................                      740,453
   60,000 Royal Gold, Inc. .....................                    3,820,800
                                                                 ------------
                                                                    5,071,457
                                                                 ------------
          TOTAL COMMON STOCKS
          (Cost $28,252,130) ...................                   51,259,553
                                                                 ------------
          EXCHANGE TRADED FUND 7.2%
   35,500 SPDR Gold Trust* .....................                    3,979,905
                                                                 ------------
          TOTAL EXCHANGE TRADED FUND
          (Cost $1,569,455) ....................                    3,979,905
                                                                 ------------
          WARRANTS 0.0%
   75,000 Veris Gold Corp.*#
            Exercise Price 1.95 CAD,
            Exp. 12/18/2016 ....................                         --
                                                                 ------------
          TOTAL WARRANTS
          (Cost $0) ............................                         --
                                                                 ------------
          SHORT-TERM INVESTMENT 0.1%
   64,723 UMB Money Market Fiduciary, 0.01% ....                       64,723
                                                                 ------------
          TOTAL SHORT-TERM INVESTMENT
          (Cost $64,723) .......................                       64,723
                                                                 ------------
          TOTAL INVESTMENTS
          (Cost $29,886,308) ...................         100.3%    55,304,181
          LIABILITIES LESS OTHER ASSETS ........          (0.3)%     (157,362)
                                                                 ------------
          TOTAL NET ASSETS .....................         100.0%   $55,146,819
                                                                 ============

---------------

ADR - American Depository Receipts.
CAD - Canadian Dollars.
  * Non-income producing security.
  ^ Denoted investment is a Canadian security traded on U.S. stock exchange. # The security is valued at fair value in accordance with procedures established by the Fund's Board of Trustees.

                       See notes to financial statements.

                                 OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2014 (CONTINUED)


                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                                  PERCENT OF
         COUNTRY                        VALUE              INVESTMENT SECURITIES
--------------------------------------------------------------------------------
         Canada                      $32,434,636                  58.6%
         Cayman Islands                  369,917                   0.7
         Jersey                        7,923,300                  14.3
         South Africa                  4,870,900                   8.8
         United States(1)              9,705,428                  17.6
--------------------------------------------------------------------------------
         TOTAL                       $55,304,181                 100.0%
--------------------------------------------------------------------------------

  (1) Includes short-term investments.





                       See notes to financial statements.

                                 OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2014


ASSETS:
   Investments in unaffiliated issuers,
     at value (cost $29,886,308) ....................     $         55,304,181
   Interest and dividends receivable ................                   32,853
   Receivable for fund shares sold ..................                   30,000
   Prepaid expenses and other assets ................                   30,095
     Total assets ...................................     --------------------
                                                                    55,397,129
LIABILITIES: ........................................     --------------------

   Payable for fund shares redeemed .................                    6,090
   Investment adviser fees ..........................                   44,644
   Accrued distribution fees ........................                  118,225
   Accrued Trustees' fees ...........................                    2,500
   Accrued expenses and other liabilities ...........                   78,851
                                                          --------------------
      Total liabilities .............................                  250,310
                                                          --------------------
      Net Assets ....................................     $         55,146,819
                                                          ====================
 NET ASSETS CONSIST OF:
   Shares of beneficial interest, no par value:
     unlimited shares authorized ....................     $         32,011,914
   Undistributed net investment loss ................               (1,998,869)
   Accumulated net realized loss on investments
     and foreign currency transactions ..............                 (283,796)
   Net unrealized appreciation on investments and
     foreign currency translations ..................               25,417,570
                                                          --------------------
      Net Assets ....................................     $         55,146,819
                                                          ====================

CALCULATION OF MAXIMUM OFFERING PRICE:
   INVESTOR CLASS:
      Net asset value and redemption price per share      $               9.47
      Maximum sales charge (4.50% of offering price)                      0.45
                                                          --------------------
            Offering price to public ................     $               9.92
                                                          --------------------
      Shares outstanding ............................                4,031,352
                                                          ====================
    ADVISOR CLASS:
      Net asset value and redemption price per share      $               9.76
                                                          --------------------
      Shares outstanding ............................                1,739,060
                                                          ====================
      Total shares outstanding ......................                5,770,412
                                                          ====================

                       See notes to financial statements.

                                 OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2014

INVESTMENT INCOME:
   Interest ..............................................  $              178
   Dividend (net of foreign withholding taxes of $106,620)             753,779
                                                            ------------------
     Total investment income .............................             753,957
                                                            ------------------


EXPENSES:
   Investment advisory fees ..............................             681,586
   Distribution fees - Investor Class ....................             458,543
   Distribution fees - Advisor Class .....................              44,499
   Fund administration and accounting fees ...............             127,953
   Transfer agent fees and expenses ......................             107,165
   Professional fees .....................................              68,607
   Federal and state registration fees ...................              34,910
   Chief Compliance Officer fees .........................              27,129
   Custody fees ..........................................              19,990
   Reports to shareholders ...............................              17,197
   Trustees' fees ........................................              10,000
   Other expenses ........................................               9,329
                                                            ------------------
      Total expenses .....................................           1,606,908
                                                            ------------------
      Net investment loss ................................            (852,951)
                                                            ------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investments and
    foreign currency transactions ........................            (296,278)
   Net change in unrealized depreciation on investments
     and foreign currency translations ...................          (6,550,961)
                                                            ------------------
       Net loss on investments ...........................          (6,847,239)
                                                            ------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ...............  $       (7,700,190)
                                                            ==================



                       See notes to financial statements.



                                          OCM GOLD FUND
                               STATEMENTS OF CHANGES IN NET ASSETS


                                                           YEAR             YEAR
                                                           ENDED           ENDED
                                                          NOV. 30,        NOV. 30,
                                                           2014            2013
                                                       ------------   --------------
OPERATIONS:
   Net investment loss ..............................  $   (852,951)  $     (708,463)
   Net realized gain/(loss) on investments and
    foreign currency transactions ...................      (296,278)       3,273,721
   Net change in unrealized appreciation/depreciation
     on investments and foreign currency translations    (6,550,961)     (66,178,788)
                                                       ------------   --------------

   Net decrease in net assets from operations .......    (7,700,190)     (63,613,530)
                                                       ------------   --------------
DISTRIBUTIONS PAID TO SHAREHOLDERS:
   INVESTOR CLASS:
      Distributions paid from net realized gains ....    (1,759,477)      (2,269,221)
                                                       ------------   --------------

      Total distributions from Investor Class .......    (1,759,477)      (2,269,221)
                                                       ------------   --------------
   ADVISOR CLASS:
      Distributions paid from net realized gains ....      (749,894)        (324,079)
                                                       ------------   --------------
      Total distributions from Advisor Class ........      (749,894)        (324,079)
                                                       ------------   --------------
      Total distributions ...........................    (2,509,371)      (2,593,300)
                                                       ------------   --------------
FUND SHARE TRANSACTIONS:
   INVESTOR CLASS:
      Net proceeds from shares sold .................     1,857,972        2,805,157
      Distributions reinvested ......................     1,647,220        2,094,448
      Payment for shares redeemed (1) ...............   (10,915,835)     (20,515,001)
                                                       ------------   --------------
      Net decrease in net assets from
        Investor Class share transactions ...........    (7,410,643)     (15,615,396)
                                                       ------------   --------------
   ADVISOR CLASS:
      Net proceeds from shares sold .................    12,167,338        4,587,915
      Distributions reinvested ......................       717,716          294,659
      Payment for shares redeemed (2) ...............    (4,353,883)      (1,432,205)
                                                       ------------   --------------
       Net increase in net assets from
         Advisor Class share transactions ...........     8,531,171        3,450,369
                                                       ------------   --------------
      Net increase/(decrease) in net assets
         from Fund share transactions ...............     1,120,528      (12,165,027)
                                                       ------------   --------------
TOTAL DECREASE IN NET ASSETS ........................    (9,089,033)     (78,371,857)

NET ASSETS, BEGINNING OF PERIOD .....................    64,235,852      142,607,709
                                                       ------------   --------------
NET ASSETS, END OF PERIOD ...........................    55,146,819       64,235,852
                                                       ============   ==============
ACCUMULATED NET INVESTMENT LOSS .....................  $ (1,998,869)  $   (1,987,404)
                                                       ============   ==============


                       See notes to financial statements.

                                      -10-




                                      OCM GOLD FUND
                          STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                         YEAR ENDED        YEAR ENDED
                                                          NOV. 30,            NOV. 30,
                                                            2014                2013
                                                        --------------   -----------------
TRANSACTIONS IN SHARES:
   INVESTOR CLASS:
      Shares sold .....................................         145,125             181,993
      Shares issued on reinvestment of distributions            190,210             104,305
      Shares redeemed .................................        (942,822)         (1,425,698)
                                                         --------------   -----------------
      Net decrease in Investor Class shares outstanding        (607,487)         (1,139,400)
                                                         ==============   =================
   ADVISOR CLASS:
      Shares sold .....................................         952,396             338,942
      Shares issued on reinvestment of distributions             80,522              14,451
      Shares redeemed .................................        (338,760)            (95,809)
                                                         --------------   -----------------
      Net increase in Advisor Class shares outstanding          694,158             257,584
                                                         ==============   =================
   Net increase/(decrease) in Fund shares outstanding            86,671            (881,816)
                                                         ==============   =================

----------------
   (1) Net of redemption fees of $79 for the year ended November 30, 2014 and
      $5,270 for the year ended November 30, 2013, respectively.

   (2) Net of redemption fees of $14,467 for the year ended November 30, 2014 and $5,492 for the year ended November 30, 2013, respectively.



                       See notes to financial statements.

                                 OCM GOLD FUND
               NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014


NOTE 1. ORGANIZATION

     OCM Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of the OCM Gold Fund (the "Fund"). The investment objective for the Fund is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges, other than the NASDAQ Stock Market LLC, are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ Global Select Market, Global Market and Capital Market securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Trust's Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     UNDER FAIR VALUE MEASUREMENTS AND DISCLOSURES, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

     o    Level 1 - quoted prices in active markets for identical securities
     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotation obtained from pricing services)
     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

                                      OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014 (CONTINUED)


     The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets:


   SECTOR                                       LEVEL 1        LEVEL 2    LEVEL 3         TOTAL
--------------------------------------------------------------------------------------------------
   COMMON STOCKS
--------------------------------------------------------------------------------------------------
     Major Gold Producers                     $19,953,163      $     --   $    --     $19,953,163
-----------------------------------------------------------------------------------------------
     Intermediate/Mid-Tier Gold Producers      15,267,212            --        --      15,267,212
--------------------------------------------------------------------------------------------------
     Junior Gold Producers                      3,017,176            --        --       3,017,176
--------------------------------------------------------------------------------------------------
     Exploration and Development Companies      1,380,309            --        --       1,380,309
--------------------------------------------------------------------------------------------------
     Primary Silver Producers                   6,570,236            --        --       6,570,236
--------------------------------------------------------------------------------------------------
     Other                                      5,071,457            --        --       5,071,457
--------------------------------------------------------------------------------------------------
   EXCHANGE TRADED FUND                         3,979,905            --        --       3,979,905
--------------------------------------------------------------------------------------------------
   SHORT-TERM INVESTMENT                           64,723            --        --          64,723
--------------------------------------------------------------------------------------------------
   WARRANTS
--------------------------------------------------------------------------------------------------
     Junior Gold Producers                            --            --         --             --
--------------------------------------------------------------------------------------------------
   TOTAL                                      $55,304,181      $     --   $    --    $ 55,304,181
--------------------------------------------------------------------------------------------------



     As of November 30, 2014 the Fund held Level 3 investments in Veris Gold Corp. warrants, which were fair valued in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees. Veris Gold Corp. filed for bankruptcy after Deutsche Bank declared it in default and the company was unable to refinance debt; the warrants, therefore, were fair valued at $0. At the beginning of the period, this security was classified as a Level 1 and represents the only transfer between levels. The Fund recognizes such transfers between levels at the end of the reporting period. There were no Level 2 securities as of November 30, 2014.

     FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations for the year ended November 30, 2014 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. Such fluctuations for the year ended November 30, 2014 are included within the realized and unrealized gain/loss on investments section of the Statement of Operations.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014 (CONTINUED)


     FEDERAL INCOME TAXES - The Fund complies with and intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders to relieve it from all or substantially all federal income taxes. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding on the applicable country's tax rules and rate.

     ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund's policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on the Statement of Operations. As of November 30, 2014, the Fund did not have any interest or penalties associated with the underpayment of any income taxes.

     The Income Tax Statement requires management of the Fund to analyze all open tax years, fiscal years 2011-2014 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

     SHARE CLASSES - The Fund offers two classes of shares, Investor Class and Advisor Class. The outstanding shares of the Fund on April 1, 2010 were renamed "Investor Class shares." The Advisor Class shares commenced operations on April 1, 2010. The two classes represent interests in the same portfolio of investments and have the same rights. Investor Class shares are subject to an annual 12b-1 fee of up to 0.99% of the Fund's average daily net assets allocable to Investor Class shares, whereas Advisor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund's average daily net assets allocable to Advisor Class shares. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

     REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a reduction of shares redeemed and as a credit to shares of beneficial interest. For the year ended November 30, 2014, the Investor Class and the Advisor Class received $79 and $14,467 in redemption fees, respectively.

     GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014 (CONTINUED)


     DERIVATIVE INSTRUMENTS - Equity securities in the gold mining industry, particularly the smaller companies, may occasionally issue warrants as part of their capital structure. A warrant gives the holder the right to purchase the underlying equity at the exercise price until the expiration date of the warrant. The Fund may hold such warrants for exposure to smaller companies in the portfolio or other reasons associated with the Fund's overall objective of long-term growth, though warrants will typically not be a significant part of the Fund's portfolio. The Fund's maximum risk in holding warrants is the loss of the entire amount paid for the warrants. The Fund did not acquire or sell any warrants during the year ended November 30, 2014. At November 30, 2014, the Fund held warrants as listed on the Schedule of Investments.

     SUBSEQUENT EVENTS - Management has evaluated subsequent events and determined there were no subsequent events that require recognition or disclosure in the financial statements.

NOTE 3. INVESTMENT ADVISORY AGREEMENT AND AFFILIATED PARTIES

     The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:


                 ASSETS                                           FEE RATE
                 ------                                           --------
              $0 to $250 million .........................          0.950%
              $250 million to $500 million ...............          0.800%
              $500 million to $1 billion .................          0.700%
              Over $1 billion ............................          0.600%


     The Fund does not compensate Trustees and Officers affiliated with OCM. For the year ended November 30, 2014, the expenses accrued for Trustees who are not affiliated with OCM are reported on the Statement of Operations. The Fund pays the salary and related expenses of the Fund's Chief Compliance Officer. The expenses incurred for the Chief Compliance Officer are reported on the Statement of Operations.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN

     The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers of the Fund's Investor Class and Advisor Class, in any fiscal year, subject to limits of 0.99% and 0.25%, respectively, of the average daily net assets of each respective class. For the year ended November 30, 2014, the Investor Class and the Advisor Class incurred $458,543 and $44,499, respectively, in expenses under the Plan.

NOTE 5. PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2014 were $4,461,456 and $3,159,382, respectively. There were no purchases or sales of U.S. government obligations.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014 (CONTINUED)


NOTE 6. FEDERAL INCOME TAX INFORMATION

     At November 30, 2014, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

         Cost of investments .............................   $   31,079,765
                                                             ==============
         Unrealized appreciation. ........................   $   29,686,587
         Unrealized depreciation .........................       (5,462,171)
         Unrealized depreciation on foreign currency .....             (303)
                                                             --------------
         Net unrealized appreciation on investments ......   $   24,224,113
                                                             ==============


     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in passive foreign investment companies ("PFICs").

     The tax character of distributions paid during the fiscal years ended November 30, 2014 and 2013 was as follows:

                                                    2014          2013
                                                ------------  ------------
                 Ordinary income                $     --      $     --
                 Net long-term capital gains      2,509,371      2,593,300
                                                ------------  ------------
                 Total distributions            $ 2,509,371   $  2,593,300
                                                ===========   ============

      As of November 30, 2014 the components of accumulated earnings on a tax basis were as follows:


                 Undistributed ordinary income              $        --
                 Undistributed long-term gains                       --
                                                            ------------
                 Tax accumulated earnings                            --
                 Accumulated capital and other losses         (1,089,208)
                 Unrealized appreciation on investments       24,224,113
                                                            ------------
                 Total accumulated earnings                 $ 23,134,905
                                                            ============

      The Fund has $757,628 in qualified late-year losses, which are deferred until fiscal year 2015 for tax purposes. Net late-year ordinary losses incurred after December 31 and within the taxable year and net late-year specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

      As of November 30, 2014, the Fund had $134,210 of post-October capital losses, which are deferred until December 1, 2014. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

      Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those post-enactment years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

      As of November 30, 2014, the Fund had $7,040 of accumulated short-term capital loss carryforward and $190,330 of accumulated long-term capital loss carryforward which are not subject to expiration. Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

                                 OCM GOLD FUND
         NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2014 (CONTINUED)




NOTE 7. CONCENTRATION OF RISK

      Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting, and disclosure requirements than domestic issuers.

      As the Fund concentrates its investments in the gold mining industry, a development adversely affecting the industry (for example, changes in the mining laws which increases production costs or a significant decrease in the market price of gold) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

NOTE 8. ILLIQUID SECURITIES

      The Fund may invest up to 15% of net assets in securities for which there is no readily available market ("illiquid securities"). The 15% limitation includes securities whose disposition would be subject to legal restrictions ("restricted securities"). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.


                                                OCM GOLD FUND
                                       FINANCIAL HIGHLIGHTS INVESTOR CLASS

                                                   YEAR ENDED      YEAR ENDED  YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    NOV. 30,        NOV. 30,    NOV. 30,      NOV. 30,       NOV 30,
                                                      2014             2013         2012         2011         2010
                                                  -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period .............  $    11.26      $   21.68    $   28.49    $    30.53    $   24.68
                                                    ----------      ---------    ---------    ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ..............................       (0.17)(1)      (0.27)       (0.25)        (0.29)       (0.43)
Net realized and unrealized gain/(loss)
  on investments and foreign
  currency transactions ..........................       (1.17)         (9.75)       (5.48)         0.76         6.81
                                                    ----------      ---------    ---------    ----------    ---------
Total from investment operations .................       (1.34)        (10.02)       (5.73)         0.47         6.38
                                                    ----------      ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income .............        --             --           --            --           --
Distribution from net realized gains .............       (0.45)         (0.40)       (1.08)        (2.51)       (0.53)
                                                    ----------      ---------    ---------    ----------    ---------
Total distributions ..............................       (0.45)         (0.40)       (1.08)        (2.51)       (0.53)

Redemption fee proceeds ..........................          --(2)          --(2)        --(2)        --(2)         --(2)
                                                    ----------      ---------    ---------    ----------    ---------
Net asset value, end of year .....................  $     9.47      $   11.26    $   21.68    $    28.49    $   30.53
                                                    ==========      =========    =========    ==========    =========
TOTAL RETURN* ....................................      (11.49)%       (47.03)%     (20.27)%        1.70%       26.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ...............  $   38,177      $  52,231    $ 125,286    $  168,305    $ 175,802
Ratio of expenses to average net assets ..........        2.39%          2.22%        1.99%         1.73%        1.93%
Ratio of net investment loss to average net assets       (1.34)%        (0.85)%      (1.04)%       (1.03)%      (1.57)%
Portfolio turnover rate ..........................           5%             8%           1%            5%          12%

----------------
   *     Assumes no sales charge.
   (1)   Based on average shares method.
   (2)   Amount represents less than $0.01 per share.






                                           See notes to financial statements.



                                              OCM GOLD FUND
                                    FINANCIAL HIGHLIGHTS ADVISOR CLASS

                                                                                             FOR THE PERIOD
                                           YEAR ENDED   YEAR ENDED  YEAR ENDED    YEAR ENDED  APR. 1, 2010#-
                                            NOV. 30,     NOV. 30,     NOV. 30,      NOV. 30,      NOV 30,
                                             2014          2013        2012         2011           2010
                                         -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each period)

Net asset value, beginning of period     $   11.49      $   22.00    $   28.74    $    30.65    $   22.24
                                         ---------      ---------    ---------    ----------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...................      (0.09)(1)      (0.08)       (0.12)        (0.18)       (0.13)
Net realized and unrealized gain/(loss)
  on investments and foreign
  currency transactions ...............      (1.20)        (10.03)       (5.54)         0.78         8.54
                                         ---------      ---------    ---------    ----------    ---------
Total from investment operations ......      (1.29)        (10.11)       (5.66)         0.60         8.41
                                         ---------      ---------    ---------    ----------    ---------
LESS DISTRIBUTIONS:
Dividends from net investment income          --             --           --            --            --
Distribution from net realized gains         (0.45)         (0.40)       (1.08)        (2.51)         --
                                         ---------      ---------    ---------    ----------    ---------
Total distributions ...................      (0.45)         (0.40)       (1.08)        (2.51)         --
                                         ---------      ---------    ---------    ----------    ---------
Redemption fee proceeds ...............       0.01             --(2)        --(2)        --(2)        --(2)
                                         ---------      ---------    ---------    ----------    ---------
Net asset value, end of period ........  $    9.76      $   11.49    $   22.00    $    28.74    $   30.65
                                         =========      =========    =========    ==========    =========
TOTAL RETURN ..........................     (10.74)%       (46.75)%     (19.83)%        2.15%       37.81%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) ....  $  16,970      $  12,005    $  17,322    $   20,328    $  20,386
Ratio of expenses to average net assets       1.79%          1.69%        1.48%         1.30%        1.34%(4)
Ratio of net investment loss to
  average net assets ..................      (0.74)%        (0.31)%      (0.52)%       (0.60)%      (0.98)%(4)
Portfolio turnover rate ...............          5%             8%           1%            5%          12%(3)

----------------
   #     Inception date of Advisor Class.
   (1)   Based on average shares method.
   (2)   Amount represents less than $0.01 per share.
   (3)   Not annualized for periods less than one year.
   (4)   Annualized for periods less than one year.





                       See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of OCM Gold Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of OCM Gold Fund (the "Fund"), as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a rea-sonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/S/ DELOITTE & TOUCHE LLP
--------------------------
Milwaukee, Wisconsin
January 29, 2015

                                 OCM GOLD FUND
      EXPENSE EXAMPLE - FOR THE PERIOD ENDED NOVEMBER 30, 2014 (UNAUDITED)


     As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014 (the "period").

ACTUAL EXPENSES

     The row titled "Actual" in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate line for your share class under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the periods.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The row titled "Hypothetical" in the table below provides information about hypothetical account values and hypothetical expenses based on each class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the classes of the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


EXPENSES PAID DURING THE PERIOD
                                                                EXPENSES PAID
                             BEGINNING         ENDING             DURING THE
                           ACCOUNT VALUE    ACCOUNT VALUE        PERIOD ENDED
                           JUNE 1, 2014   NOVEMBER 30, 2014   NOVEMBER 30, 2014*
                           ------------   -----------------   -----------------
INVESTOR CLASS
Actual                      $ 1,000.00        $  838.90             $ 11.03
Hypothetical
 (5% return before expenses)  1,000.00         1,013.00               12.08
ADVISOR CLASS
Actual                        1,000.00           842.10                8.32
Hypothetical
 (5% return before expenses)  1,000.00         1,015.97                9.10

--------------
   * Expenses are equal to the Investor Class' and Advisor Class' annualized expense ratios of 2.39% and 1.80%, respectively, for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PIE CHART OMITTED



                                 OCM GOLD FUND
             INVESTMENTS BY SECTOR - NOVEMBER 30, 2014 (UNAUDITED)
                         AS A PERCENTAGE OF NET ASSETS

                Major Gold Producers                            36.1%
                Intermediate/Mid-Tier Gold Producers            27.6%
                Primary Silver Producers                        11.9%
                Other                                            9.2%
                Exchange Traded Fund                             7.2%
                Junior Gold Producers                            5.4%
                Exploration and Development Companies            2.5%
                Short-Term Investment                            0.1%

     A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2014 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. The Fund's proxy voting policies and procedures are also available on the Fund's website at http://www.ocmgoldfund.com.

     The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                         OCM GOLD FUND - INVESTOR CLASS
         PERFORMANCE RESULTS - YEAR ENDED NOVEMBER 30, 2014 (UNAUDITED)


                        AVERAGE ANNUAL TOTAL RETURNS
                                                      PHILADELPHIA
                       INVESTOR       S&P 500(R)           GOLD &
                         CLASS          INDEX         SILVER INDEX

                     -------------   -------------   ----------------
         1 year         -11.49%          16.86%          -19.90%
         5 year         -13.59%          15.96%          -16.69%
         10 year          1.29%           8.06%           -3.13%

     The graph below compares the change in value of a $10,000 investment in the Investor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since November 30, 2004.

                                                   Philadelphia
                 Investor Class    S&P 500(R)      Gold & Silver

     11/30/04           9,551          10,000            10,000
     11/30/05           9,965          10,844            10,873
     11/30/06          15,851          12,388            14,325
     11/30/07          18,331          13,344            16,599
     11/30/08          11,265           8,261             9,964
     11/30/09          22,546          10,358            18,126
     11/30/10          28,566          11,388            21,191
     11/30/11          29,051          12,280            21,023
     11/30/12          23,162          14,261            17,475
     11/30/13          12,270          18,581             9,083
     11/30/14          10,860          21,714             7,275

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                         OCM GOLD FUND - ADVISOR CLASS
        PERFORMANCE RESULTS - PERIOD ENDED NOVEMBER 30, 2014 (UNAUDITED)


                                                                 PHILADELPHIA
                                  ADVISOR        S&P 500(R)           GOLD &
                                   CLASS           INDEX         SILVER INDEX

                                -------------   ------------    ----------------
      1 year                      -10.74%         16.86%           -19.90%
      Since Inception on 4/1/10   -12.49%         15.40%           -15.91%

     The graph below compares the change in value of a $10,000 investment in the Advisor Class of the OCM Gold Fund with the S&P 500(R) Index and the Philadelphia Gold and Silver Index since April 1, 2010 (inception date of Advisor Class).

                                                        Philadelphia
                       Advisor Class    S&P 500(R)     Gold & Silver

             4/1/10       10,000         10,000            10,000
           11/30/10       13,781         10,234            12,970
           11/30/11       14,078         11,036            12,867
         11/30/2012       11,286         12,816            10,696
         11/30/2013        6,010         16,699             5,559
         11/30/2014        5,365         19,515             4,453

     The returns shown include the reinvestment of all dividends and the maximum sales load charge, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

     The Philadelphia Gold and Silver Index (XAU) is an unmanaged capitilization-weighted index composed of 16 companies listed on U.S. exchanges involved in the gold and silver mining industry. The index is generally considered as representative of the gold and silver share market.

     The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

                                 OCM GOLD FUND
          ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)


     On October 21, 2014, the Board of Trustees of OCM Mutual Fund approved the continuation of the Fund's investment advisory agreement with Orrell Capital Management, Inc. (the "Adviser"). Prior to approving the continuation of the agreement, the Board considered:

     o    the nature, extent and quality of the services provided by the Adviser
     o    the investment performance of the Fund
     o the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund
     o the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale
     o    the expense ratio of the Fund

     In considering the nature, extent and quality of the services provided by the Adviser, the Board considered an oral presentation by the Adviser describing the portfolio management, shareholder communication, and regulatory compliance services provided by the Adviser to the Fund. The Trustees concluded that the Adviser appears to be providing essential services to the Fund.

     The Trustees compared the performance of the Fund to benchmark indices over various periods of time. The Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining the Adviser's expectations and strategies for the future. The Trustees considered reasons for the negative performance of the Fund (noting that the Fund had outperformed its benchmark index) and the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Trustees concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Investment Advisory Agreement. Trustees noted that the Fund adhered to its investment style.

     In concluding that the advisory fees payable by the Fund were reasonable, the Trustees reviewed the profits realized by the Adviser, from its relationship with the Fund and concluded that such profits were reasonable and not excessive. As part of its analysis the Board considered the value of the research the Adviser received from broker-dealers executing securities transactions for the Fund. The Trustees also reviewed reports comparing the expense ratios of each class and advisory fees paid by the Fund to those paid by other comparable mutual funds in the same category and concluded that the advisory fees paid by the Fund and the expense ratios of each class of the Fund were in the range of comparable mutual funds.

     The Trustees also considered whether the Investment Advisory Agreement fee schedule should be adjusted for an increase in assets under management. They concluded that the existing "breakpoints" embodied in the Investment Advisory Agreement resulted in substantially lower fee rates than those of comparable mutual funds.

LONG TERM CAPITAL GAINS DESIGNATION (UNAUDITED)

     Pursuant to IRC 852(b)(3) of the Internal Revenue Code OCM Gold Fund hereby designates $2,509,371 as long-term capital gains distributed during the year ended November 30, 2014.

OCM GOLD FUND

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

   The business and affairs of the Funds are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling 1-800-779-4681.


INDEPENDENT TRUSTEES*
---------------------------------------------------------------------------------------------------------------


                                                                                                    OTHER
                                          TERM OF                                                 DIRECTORSHIPS
                                           OFFICE                                                   HELD BY
                                         AND LENGTH                                                  TRUSTEE OR
                           POSITION(S)      OF                 PRINCIPAL OCCUPATION(S)             NOMINEE FOR
 NAME, ADDRESS AND AGE   HELD WITH FUND   SERVICE                 DURING PAST 5 YEARS                TRUSTEE
----------------------------------------------------------------------------------------------------------------
JOHN L. CRARY               Trustee      Indefinite      Since 1999 Mr. Crary has been                   Scheid
2600 Kitty Hawk Rd.       (Chairman of   Since 2004      the managing member of Crary Enterprises,     Vineyards,
Suite 119                 the Board)                     LLC, a private investment company.               Inc.
Livermore, California 94551                              Since 1988 Mr. Crary has been an
Age 61                                                   independent corporate financial advisor
                                                         and private investor in various biotechnology,
                                                         software and other early stage business
                                                         ventures. Mr. Crary began his business
                                                         career as an investment banker with E.F.
                                                         Hutton & Company Inc.


DOUG WEBENBAUER             Trustee      Indefinite      Chief Financial Officer of M.E. Fox &            None
2600 Kitty Hawk Rd.                      Since 2005      Company, Inc., a beer distributor,
Suite 119                                                since 1999.
Livermore, California 94551
Age 54

INTERESTED TRUSTEES AND OFFICERS**
-------------------------------------------------------------------------------------------------------------------
                                                                                                       OTHER
                                                                                                    DIRECTORSHIPS
                                            TERM OF                                                     HELD BY
                                            OFFICE                                                    TRUSTEE OR
                            POSITION(S)   AND LENGTH    PRINCIPAL OCCUPATION(S)                       NOMINEE FOR
NAME, ADDRESS AND AGE     HELD WITH FUND  OF SERVICE    DURING PAST 5 YEARS                              TRUSTEE
-------------------------------------------------------------------------------------------------------------------

GREGORY M. ORRELL           Trustee,       Indefinite   President of Orrell Capital Management, Inc.      None
2600 Kitty Hawk Rd.        President,     Since 2004    since 1991.
Suite 119                  Treasurer
Livermore, California 94551
Age 53

MONICA L. BAUCKE           Secretary     One year       Communications Manager of Orrell                   N/A
2600 Kitty Hawk Rd.                       term          Capital Management, Inc. since 2014.
Suite 119                              Since 2014
Livermore, California 94551
Age 44

JACOB M. LINDSETH             Chief         At          Compliance Officer of Northern Lights              N/A
2600 Kitty Hawk Rd.       Compliance    discretion      Compliance Services, LLC (12/2011 - present);
Suite 119                   Officer     of the Board    Staff Attorney for NorthStar Financial
Livermore, California 94551             Since 2014      Services Group, LLC (2007-2011).
Age 44


   "* Independent" trustees are trustees who are not deemed to be "interested persons" of the Fund as defined in the Investment Company Act of 1940.

   ** An "interested" trustee is a trustee who is deemed to be an "interested person" of the Fund, as defined in the Investment Company Act of 1940.
        Gregory M. Orrell is an interested person of the Fund because of his ownership in the Fund's investment adviser.

                                      -26-


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









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



















                                 OCM Gold Fund
                                Distributed by:

                       Northern Lights Distributors, LLC

                              17605 Wright Street
                                Omaha, NE 68130               2062-NLD-1/23/2015

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the registrant's Sarbanes Oxley Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that Mr. Doug Webenbauer is an audit committee financial expert serving on its audit committee and that Mr. Webenbauer is independent.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.


                              Fiscal year ended        Fiscal year ended
                              November 30, 2014        November 30, 2013
Audit Fees                          $30,500                 $29,600
Audit-Related Fees                    $0                      $0
Tax Fees                            $4,800                  $4,650
All Other Fees                        $0                      $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2014 and 2013, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


Not applicable.

ITEM 10. SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

As of the end of the period covered by this report, the registrant had not adopted any procedures by which shareholders may recommend nominees to the registrant's Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

The registrant's certifying officer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ----------------------
         Gregory M. Orrell
         President and Treasurer

Date: February 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ----------------------
         Gregory M. Orrell
         President and Treasurer

Date: February 4, 2015